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                                                              Exhibit 23.1


                        CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this registration statement on Form S-3 (File No.___________) of our reports dated May 10, 1996 on our audits of financial statements and financial statement schedules of Spectrum Holobyte, Inc. We also consent to the reference to our firm under the caption "Experts."


                                              /s/ Coopers & Lybrand L.L.P.
                                              --------------------------------
                                              COOPERS & LYBRAND L.L.P.

San Jose, California
July 17, 1996